UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

LIQUID HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36024	46-3252142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 River Street
Suite 1204
Hoboken, New Jersey 07030

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (212) 293-1836

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Liquid Holdings Group, Inc. (the “Company”) received a notification letter from the staff of The Nasdaq Listing Qualifications Department (the “Staff”), dated October 26, 2015, stating that, as the Company was withdrawing its appeal of the delisting notice previously issued by the Staff, the Company’s common stock would be suspended from trading on The Nasdaq Capital Market at the open of business on Wednesday, October 28, 2015. The Staff also informed the Company that Nasdaq would file a Form 25 (Notification of Delisting) with the Securities and Exchange Commission when all internal appeal periods had run.

Item 7.01	Regulation FD Disclosure.

On October 27, 2015, the Company issued a press release relating to (a) the suspension of the Company’s common stock from trading, as discussed in Item 3.01 above, and (b) the retention of SenaHill Advisors, LLC to explore strategic alternatives, including, but not limited to, a merger or other business combination, a sale of all or substantially all of the Company’s assets or other transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements include, among others, statements relating to the suspension of the Company’s common stock from trading on The Nasdaq Capital Market, the filing of a Form 25 by Nasdaq and the Company’s process of exploring strategic alternatives. These statements are based on the Company’s beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, in our subsequent Quarterly Reports on Form 10-Q, in Ex. 99.2 to our Current Report on Form 8-K filed October 8, 2015 or in our other filings with the SEC, could harm the Company’s business, prospects, results of operations, liquidity and financial condition, could cause the Company’s stock price to decline significantly or could require the Company to scale back or cease operations. Except as required by applicable law, the Company is under no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated October 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID HOLDINGS GROUP, INC.

Date: October 27, 2015

	By:	/s/ Peter R. Kent
Name: Peter R. Kent
Title: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 27, 2015.